SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.  )
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Davis New York Venture Fund, Inc.;
Davis Variable Account Fund, Inc.; and
Davis Series, Inc.
(joint proxy solicitation)

Name of Registrants as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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Contents

1.	Notice of Special Meeting
2.	Proxy Statement
3.	Appendices
	1.	Eligible Votes of Each Davis Fund
	2.	Shareholders owning over 5% of any Class
	3.	Director Holdings and Nominees owning over 1% of any Class
	4.	Director Compensation
	5.	Officers of the Davis Funds, the Adviser, and the Sub-Adviser
4.	Form of Proxy Card
5.	Notice Regarding the Availability of Proxy Material

NOTICE OF A JOINT SHAREHOLDER MEETING
OF
DAVIS NEW YORK VENTURE FUND, INC.
DAVIS SERIES, INC.
DAVIS VARIABLE ACCOUNT FUND, INC.
To Shareholders:
PLEASE TAKE NOTE THAT a meeting of shareholders (the “Shareholder Meeting”) of Davis New York Venture Fund, Inc. (a registered investment company including Davis New York Venture Fund, Davis Global Fund, Davis International Fund and Davis Research Fund), Davis Series, Inc. (a registered investment company including Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund) and Davis Variable Account Fund, Inc. (a registered investment company including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio) (collectively the “Davis Funds”) will be held at 8:00 a.m., local time, on November 18, 2010, at 3601 E. Britannia Dr. Tucson, Arizona 85706, for the following purposes:
1.	To elect ten members of the Boards of Directors to represent the interests of the holders of shares of the Davis Funds until the election and qualification of their successors; and

2.	Shareholders of the Davis Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.
Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Shareholder Meeting.
Shareholders of record, as of the close of business on September 2, 2010, are entitled to notice of, and to vote at, the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.
By Order of the Boards of Directors,
Thomas Tays,
Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF
THE NUMBER OF SHARES YOU OWN.
PLEASE VOTE BY VISITING THE WEBSITE, CALLING THE PHONE NUMBER ON THE
PROXY CARD, OR RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.
YOU MAY ALSO VOTE IN PERSON AT THE SHAREHOLDER MEETING.

JOINT PROXY STATEMENT
DAVIS NEW YORK VENTURE FUND, INC.
DAVIS SERIES, INC.
DAVIS VARIABLE ACCOUNT FUND, INC.
September 10, 2010
2949 E. Elvira Rd., Suite 101
Tucson, AZ 85756
Toll-Free: (800) 279-0279
MEETING OF SHAREHOLDERS
To be Held on November 18, 2010 at 8:00 a.m. Mountain Standard Time
Who is asking for my vote?
     The Boards of Directors (each and sometimes collectively the “Board” or the “Directors”) of Davis New York Venture Fund, Inc. (a registered investment company including Davis New York Venture Fund, Davis Global Fund, Davis International Fund and Davis Research Fund), Davis Series, Inc. (a registered investment company including Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund) and Davis Variable Account Fund, Inc. (a registered investment company including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio) (collectively the “Davis Funds”) is sending this Proxy Statement, the attached Notice of Shareholder Meeting, and the enclosed Proxy Ballot on or about September 10, 2010, to you and other Davis Funds shareholders. The Board is soliciting your vote for a meeting of shareholders of the Davis Funds (the “Shareholder Meeting”).
     The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.
What is the Proposal?
     The following table gives a brief description of the Proposal to be considered at the Shareholder Meeting.

Proposal	Shareholders Voting

To elect ten members to the Board of Davis Funds, each member to hold office until the election and qualification of their successors.	All Shareholders of Davis Funds
Why did you send me this booklet?
     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matter listed above. You are receiving these proxy materials—a booklet that includes the Proxy Statement and Proxy Ballot(s)—because you have the right to vote on an important Proposal concerning your investment in Davis Funds.
     Davis Funds may utilize alternative means for delivering proxy materials. All materials including this Proxy Statement are available free of charge on the internet. Please visit www.davisfunds.com. The material shall remain available at this website through the conclusion of the Shareholder Meeting.
Who is eligible to vote?
     Shareholders who owned shares of Davis Funds at the close of business on September 2, 2010 (the “Record Date”) are eligible to vote. Appendix 1 includes a table that lists the outstanding shares as of the Record Date.
     Davis Variable Account Fund’s shares are not offered directly to the public but are sold exclusively to insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the insurance companies. Legally, the insurance companies own the shares and will vote them. This Proxy is soliciting voting instructions from investors in the insurance companies’ separate accounts.

     To the best of Davis Funds knowledge, as of June 30, 2010, no person owned beneficially more than 5% of any class of shares of Davis Funds, except as listed in Appendix 2.
How many votes may a shareholder cast?
     Shareholders are entitled to one vote for each dollar of net asset value you own of a Davis Fund on the record date with respect to that Fund’s Shareholder Meeting.
How do I vote?
     You may vote your shares via the Internet, by telephone, by mail or by attending the Shareholder Meeting in person. To vote via the Internet (24 hours a day) or by telephone (24 hours a day), please visit the website or call the number on your proxy card(s) and follow the instructions. When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s).
     You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “FOR” the proposal.
     If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call Davis Funds Investor Services at 800-279-0279.
     You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.
     The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR ALL” nominees and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Shareholder Meeting.
How are shares of Davis Variable Account Fund voted?
     Shares of the Portfolios of Davis Variable Account Fund, Inc. are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An insurance company that uses the Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.
     Variable Contract Holders are generally permitted to give instructions to an insurance company. The number of votes to be given, for purposes of voting at the Shareholder Meeting, and any adjournment or postponement thereof, to a Variable Contract Holder have been determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

When and where will the Shareholder Meeting be held?
     The Shareholder Meeting will be held at 3601 E. Britannia Dr., Tucson, Arizona 85706, on November 18, 2010, at 8:00 a.m., local time, and, if the Shareholder Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Shareholder Meeting in person, please notify Davis Funds by calling 1-800-279-0279.
Can I revoke my proxy after I vote it?
     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Davis Funds a written revocation or duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Shareholder Meeting in person may vote by ballot at the Shareholder Meeting, thereby canceling any proxy previously given.
Who pays for this proxy solicitation?
     The Board of Davis Funds has determined that the expenses associated with obtaining shareholder approval including printing and mailing of the Joint Proxy Statement, vote tabulation, legal fees and solicitation of proxies, are appropriate Davis Fund expenses. Davis Funds estimates that the costs will average between $1.50 and $3.00 per shareholder account. Computershare is not affiliated with Davis Funds or the Adviser and has been hired by the Funds to mail proxy material and record proxy votes.
How does the Board recommend that I vote?
     The Board recommends that shareholders vote “FOR ALL” nominees described in this Proxy Statement.
PROPOSAL
ELECTION OF DIRECTORS
What is the Proposal?
     The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least a majority of the Davis Funds’ board members be elected by shareholders. As a result of a retirement scheduled to take place at the end of 2010, less than a majority of Davis Funds’ directors will have been elected by shareholders. By electing board members now, the Funds’ Board will continue to be in compliance with the law. The Proposal contains information relevant to the consideration of nominees for the Board.
     The Board has nominated ten individuals for election to the Board of Directors of each registrant. Holders are asked to elect the Directors, each to serve until his or her resignation, death or disability or until his or her successor is duly elected and qualified. Shareholders are being asked to vote for the election of directors for the Funds which they held as of the record date. Information about each Director is set forth below. All of the Nominees are currently Directors of the Davis Funds and each has consented to continue to serve as a Director if elected by shareholders.
What factors did the Board consider in selecting the Nominees?
     The Board nominated ten individuals as Directors of Davis Funds, all of whom currently serve as Directors of Davis Funds. All members of the Nominating Committee discussed the Shareholder Meeting during an Independent Directors meeting. The Independent Directors, including all members of the Nominating Committee, determined to recommend the continuation of each of the ten current Directors. The full Board also met to discuss Board candidates and, after due consideration, recommend to shareholders the Nominees indicated below. In making their determination, the Directors took into consideration the knowledge, background, and experience of the current Directors in general and as it relates to Davis Funds specifically. After discussion, the Directors determined that the ten current Directors would be nominated to serve as Directors of Davis Funds.

What is the required vote?
     The affirmative vote of a plurality of the Shares of the Funds present in person or by proxy at the Shareholder Meeting is required to approve the election of each Director to the Board. Votes are tabulated at the corporate level rather than at the fund or portfolio level (e.g. Davis New York Venture Fund, Inc. includes Davis New York Venture Fund, Davis Research Fund, Davis International Fund and Davis Global Fund).
     Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement and there is no cumulative voting for the election of Directors. Under Davis Funds Bylaws presence in person or by proxy of one-third of the outstanding shares shall constitute a quorum for purposes of this Proposal.
     If a quorum is not present at the Shareholder Meeting the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.
     The Funds expect that, before the Shareholder Meeting, broker-dealer firms holding shares of a Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers firms that are members of the New York Stock Exchange may vote on the Proposal to be considered at the Shareholder Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange in the same proportion as those votes for which they have received a proxy.
     If a shareholder abstains from voting or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Shareholder Meeting for purposes of determining the existence of a quorum. A plurality of the votes duly cast is required for the election of a Director (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes therefore will not have an effect on the election of a Director.
Who are the Nominees?
     For election of Directors at the Shareholder Meeting, the Board has approved the nomination of the following for all Davis Funds:

Independent Directors
Marc Blum
John Gates, Jr.
Thomas Gayner
G. Bernard Hamilton
Samuel Iapalucci
Robert Morgenthau
Christian Sonne
Marsha Williams
Interested Directors
Christopher Davis
Andrew Davis
     The persons named as proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend or the Board may reduce the number of Directors as provided for in Davis Funds’ organizational documents.

     The address for each Nominee is 2949 E. Elvira Rd. Suite 101, Tucson, Arizona 85756. Communications to the Board may be sent to this address attention: Davis Funds Secretary.
     The following tables set forth information concerning the Nominees.

				No. of portfolios in
		Term of office		Fund complex
Name	Position(s) held	and length of		overseen by
(birth date)	with Funds	time served	Principal occupation(s) during past five years	director
Independent Directors:

Marc P. Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company); Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present); co-founder of CenterPoint Properties Trust (REIT) and was co-chairman and CEO for 22 years (until 2006).	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Since 2004	President and Chief Investment Officer, Markel Corporation (an insurance company).	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director, Washington Post Company (a publishing company); Director, Colfax Corporation (engineering and manufacture of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: None

Samuel H. Iapalucci (07/19/52)	Director	Since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies Ltd., (engineering).	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: None

Robert P. Morgenthau (03/22/57)	Director	Since 2002	Chairman, NorthRoad Capital Management LLC (an investment management firm) since June 2002.	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: None

Christian R. Sonne (05/06/36)	Director	Since 1990	General Partner of Tuxedo Park Associates (land holding and development firm).	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: None

Marsha Williams (03/28/51)	Director	Since 1999	Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to present; former Executive Vice President and Chief Financial Officer of Equity Office Properties Trust (a real estate investment trust) from 2002 through 2007.	13

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services); previously, Director, Selected Funds ( consisting of 3 portfolios).

				No. of portfolios in
		Term of office		Fund complex
Name	Position(s) held	and length of		overseen by
(birth date)	with Funds	time served	Principal occupation(s) during past five years	director
Inside Directors*:

Christopher C. Davis (07/13/65)	Director	Davis New York Venture Fund, Inc. and Davis Variable Account Fund, Inc. director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director of the Selected Funds (consisting of 3 portfolios) since 1998. Director, Washington Post Company (a publishing company; previously, Director, Davis Series, Inc. (consisting of 6 portfolios).

Andrew Davis (06/25/63)	Director	Davis Series, Inc. director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16

Other directorships for public companies or other registered investment companies currently serving or held during the past five years: Director of the Selected Funds (consisting of 3 portfolios) since 1998; previously, Director, Davis New York Venture Fund, Inc. (consisting of 4 portfolios) and Davis Variable Account Fund, Inc. (consisting of 3 portfolios).

•	Andrew Davis and Christopher Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Christopher Davis and Andrew Davis are brothers.
     In addition, during the last five years no independent director or immediate family member has served as an officer, employee, director or general partner of any Davis Fund, any other investment company having the same investment adviser or principal underwriter as Davis Funds, the investment adviser, principal underwriter or an affiliated person of the Fund; or any person directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of Davis Funds except for those business relationships identified above.
What are the qualifications, attributes or skills for each Director that would indicate that they are a person that should serve as a Davis Funds Director?
     All of the nominees are currently serving on Davis Funds Board of Directors. Each has served as a Director of Davis Funds for the period specified in the table above. This experience provides a level of familiarity and knowledge regarding Davis Funds that allow a more comprehensive review of Davis Funds’ material business practices.
     The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held, and their principal occupation during the past five years. In light of the Funds’ business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Funds.
FURTHER INFORMATION ABOUT THE DIRECTORS AND OFFICERS
How long will the Directors serve on the Board?
     The Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement, Directors may serve an additional two years in emeritus status, attend board functions and receive up to one-half the current compensation of Directors.
Do the Directors own shares of the Fund or certain affiliated entities?
     The table in Appendix 3 sets forth information regarding the dollar range of equity securities of Davis Funds beneficially owned by each Director as of June 30, 2010.
     To the best of the Davis Funds’ knowledge, as of June 30, 2010, no Director owned 1% or more of the outstanding shares of any class of shares of Davis Funds, and the Directors and Executive Officers of Davis Funds owned, as a group, less than 1% of the shares of each class of Davis Funds, except as identified in Appendix 3.

     As of June 30, 2010, none of the Independent Directors or their immediate family members owned any shares of the Funds’ investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the Fund’s investment adviser or principal underwriter (not including registered investment companies). During the past five years, none of the Independent Directors or their immediate family members had any direct or indirect interest in the Funds’ investment adviser, principal underwriter or any entity controlling, controlled by or under common control with the Fund’s investment adviser or principal underwriter.
     None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds’ investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”).
Other required disclosure regarding the Directors.
     None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last five calendar years in the Adviser, principal underwriter or in the Adviser and its affiliates.
     None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two fiscal years of any Davis Fund, in which the amount involved exceeds $120,000 and to which any of the following persons were a party: any Davis Fund, an officer of the Davis Funds, any fund managed by the Adviser, any officer of the Adviser or principal underwriter, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter.
     None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two fiscal years of any Davis Fund, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, any fund managed by the Adviser, any officer of the Adviser or principal underwriter, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter.
     None of the officers of the Adviser and its affiliates have served during the last two fiscal years of any Davis Fund on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
     During the past ten years no nominee has been subject to any of the following events:
•	A petition under Federal bankruptcy laws or any state insolvency law filed by or against a business in which the nominee served as general partner (if a partnership) or as an executive officer within two years before the time of such filing;

•	A conviction in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated that permanently or temporarily enjoined them from, or otherwise limited them from: (a) acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the CFTC, as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank savings and loan association or insurance company; (b) engaging in any type of business or practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

•	Subject of any order, judgment or decree barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in or be associated with persons engaged in activities identified in the bullet points above;

•	Was found by a court or by the Commission to have violated any Federal or State securities law and the finding or judgment has not been reversed suspended or vacated;

•	Was found by a court or by the CFTC to have violated any Federal commodities law and the finding or judgment has not been reversed, suspended or vacated;

•	Was the subject to any Federal or State proceeding that was not subsequently reversed, suspended or vacated relating to: (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation with regards to financial institutions or insurance companies; or (c) any law or regulation regarding mail or wire fraud; or

•	Was subject or a party to any sanction or order not subsequently reversed, suspended or vacated of any SRO, any registered entity of the Commodity Exchange Act, or any equivalent exchange association, entity or organization that has disciplinary authority over its members.
     No Director or affiliated person of such Director is currently a party adverse to the Fund in any material pending legal proceeding.
What are the Committees of the Board?
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; Robert Morgenthau; and Christian Sonne). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the most recent fiscal years of each of the Davis Funds.
The Boards of Directors of the Davis Funds have determined that Marsha Williams qualifies as an independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations the Board of Directors considered Ms. Williams’ (i) professional experience, (ii) independence as defined in Item 3 of Form N-CSR, and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; Marc Blum; G. Bernard Hamilton; and Christian Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until his or her retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement Directors may serve an additional two years in emeritus status, attend board functions, and receive up to one-half the current compensation of Directors. The Nominating Committee met one time during the most recent fiscal years of each of the Davis Funds. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee seeks in a candidate depends upon the Board of Directors’ needs at the time a vacancy occurs. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates.
     Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 E. Elvira Rd., Suite 101, Tucson, Arizona 85756. Shareholders may submit to the Committee recommendations regarding potential Board member nominees. It is the Nominating Committee’s policy that, in order for the Committee to consider shareholder submissions, the following information and requirements should be furnished or satisfied: (a) the shareholder’s contact information and number of shares of the Funds beneficially owned by the shareholder; (b) the nominee’s contact information and the number of shares of the Funds beneficially owned by the nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act and in the Funds’ registration statement and applicable public filings; and (d) a letter executed by the nominee, stating his or her intention to serve as a nominee, consent to be identified in the Funds’ public filings if nominated by the Committee and the Board, and acknowledgement that the nominee satisfies all qualifications provided in each Fund’s organizational documents and under applicable law (including qualification as an independent director under the 1940 Act and its rules, if applicable).
     Although the nominating committee and the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Davis Funds. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee of the Board seeks in a candidate depends to a great extent upon the Board of Directors’ needs at the time a vacancy occurs.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (G. Bernard Hamilton, Chair; Thomas Gayner; and John Gates), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during the most recent fiscal year of each of the Davis Funds. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director; Kenneth Eich, an officer of the Funds; and Douglas Haines, an officer of the Funds) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during the most recent fiscal years of each of the Davis Funds. The Pricing Committee reviews and makes recommendations concerning pricing of the Funds’ portfolio securities.
What is the structure of the Board and its role in risk oversight?
     The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table above.
     The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described above, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
     The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
     As registered investment companies, the Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. As part of its overall activities, the Board reviews the management of the Funds’ risk management structure by various departments of the Adviser, including: Fund Operations, Legal and Internal

Audit, as well as by Davis Funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the Funds’ risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
     The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds’ CCO, who is accountable and reports directly to the Board. Various personnel, including the Funds’ CCO, the Adviser’s management, and other service providers (such as the Funds’ independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
     The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
     The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Davis Funds’ portfolio securities.
     The Funds’ CCO assists the Board in overseeing the significant investment policies of the relevant Funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Funds’ CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
     Each Committee presents reports to the Board which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
How often does the Board meet?
     The Board currently conducts regular meetings four times a year. During the past year there was one additional telephonic meeting held by the Directors. The Audit Committee, Brokerage Committee, Nominating Committee and Pricing Committee will meet both regularly and as necessary. The Board held four meetings during the twelve months ended December 31, 2009. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. No Director attended less than 75% of Davis Fund’s Board meetings or meetings of Committees on which a Director served.
What are the Directors paid for their services?
     Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer and a component for attending Board meetings. The Chair of the Audit Committee receives additional payment for services as chair.
     The Directors who are “interested persons” of the Fund receive no compensation from the Fund.
     For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Rd., Suite 101, Tucson, AZ 85756. Communications from shareholders to the Directors should be sent to this address, attention Davis Funds Board Secretary.
     Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four

(74).The table in Appendix 4 sets forth information regarding the compensation paid to the Directors for the Fund’s most recent fiscal year end (“FYE”).
Are the Directors required to attend the Shareholder Meeting?
     The Fund has no formal policy regarding Directors attendance at meetings of the Funds’ shareholders.
What are officers paid for their services?
     The Fund does not pay its officers for the services they provide to the Fund. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.
Who are the Funds’ advisers, distributor and administrator?
     Davis Selected Advisers, L.P. serves as the investment adviser to Davis Funds. Davis Selected Advisers NY-Inc. serves as a sub-adviser to Davis Funds. Davis Distributors, LLC serves as the Funds’ distributor. The principal office of the Adviser and the distributor is located at 2949 E. Elvira Rd. Suite 101, Tucson, AZ 85756. The principal office of the sub-adviser is 609 Fifth Avenue, New York, NY 10017. Davis Funds do not have an administrator.
Who are the Funds’ independent public accountants?
     The accounting firm of KPMG, LLP currently serves as the independent auditor for Davis Funds. The Board has selected KPMG, LLP as the independent auditor to examine and report on the financial statements of Davis Funds for their most recent fiscal year.
     The following table shows fees paid to KPMG, LLP for professional audit services during the Funds two most recent fiscal years as well as fees billed for other services rendered by KPMG, LLP to Davis Funds.

			Audit Related
	Audit Fees(1)		Fees(2)		Tax-Fees(3)		All Other Fees(4)
	2009	2008	2009	2008	2009	2008	2009	2008
Davis Series Inc. (12/31 FYE)	147,600	147,600	—	—	41,150	41,700	—	—
Davis Variable Account Fund, Inc. (12/31 FYE)	56,400	56,400	—	—	19,650	19,650	—	—
Davis Global Fund & Davis International Fund (10/31 FYE)	38,400	38,400	—	—	15,685	15,660	—	—
Davis New York Venture Fund & Davis Research Fund (7/31 FYE)	110,400	110,400	—	—	13,980	13,980	—	—

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG, LLP in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.
     KPMG, LLP has not provided any non-audit services to Davis Funds, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser.
     All of the services described in the table above were approved by the Audit Committee pursuant to approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) annual audits of financial statements, (ii) issuance of consents, (iii) issuance of reports on internal controls, (iv) normal day-to-day advice and consultation on accounting matters and internal controls, (v) preparation of management letters for presentation to the Board of Directors, (vi) meetings with management on an as-needed basis, (vii) participation in meetings of the Board of Directors and the Audit Committee after each year-end audit, (viii) annual letters addressing KPMG, LLP’s independence, (ix) organization of an annual training session for management and staff, (x) other items such as providing management with relevant KPMG, LLP publications, (xi) preparation of federal and state tax returns and extensions if necessary, (xii) computation of required distribution amounts, (xiii) review of proxies/prospectuses related to fund mergers and related tax opinions, (xiv) review of registration statements for new funds, and (xv) tax services as requested by management related to foreign and domestic investments. The Chair of the Audit Committee has the authority to pre-approve all audit and non-audit services, which pre-approval shall be reviewed and ratified by the Audit Committee at its next regularly scheduled meeting. During the previous year all charges incurred were approved in accordance with the policies described above.
     The Audit Committee of the Board has considered and will periodically consider whether KPMG, LLP’s receipt of non-audit fees from the Davis Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to Davis Funds is compatible with maintaining the independence of KPMG, LLP.
     KPMG, LLP has advised the Fund that neither KPMG, LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of KPMG, LLP are not expected to be at the Shareholder Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.
GENERAL INFORMATION
What happens to my proxy once I vote it?
     The Board has named Thomas Tays and Sharra Haynes as proxies of Davis Funds. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.
There are multiple shareholders sharing the same address why did we only receive one document?
     In order to reduce the cost of the proxy Davis Funds has decided to utilize householding. This means that only one Proxy Statement or Notice of Internet Availability of Proxy Materials as applicable is being delivered to multiple security holders sharing an address.
     If you have received only one copy of any of these documents and you would like to receive a separate copy or if you currently received multiple copies and would like to only receive one copy in the future please contact Davis Funds by either calling (800) 279-0279 or writing Investor Services at the address above.
What if a Proposal that is not in the Proxy Statement comes up at the Shareholder Meeting?
     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Shareholder Meeting other than those discussed in this Proxy Statement.

Submission of Shareholder Proposals
     The Davis Funds are not required to hold annual shareholders’ meetings and none of the Funds intends to do so.
     A Fund may hold special meetings as required or as deemed desirable by its Board of Directors for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement.
     In addition, a Director may be removed by shareholders of the Funds at a special meeting called upon written request of shareholders owning, in the aggregate, at least 25% of the eligible votes.
     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular Davis Fund in which they own shares. The address for each Fund is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.
     Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.
I want to attend the Shareholder Meeting and vote in person. How do I do this?
     The Shareholder Meeting will be held at 3601 E. Britannia Dr., Tucson, Arizona 85706. If you attend the Shareholder Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Shareholder Meeting in person, please notify Davis Funds by calling 1-800-279-0279.
     Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope or calling the number or visiting the website provided.
Thomas Tays
Secretary

APPENDIX ABBREVIATIONS
DNYVF — Davis New York Venture Fund
DIF — Davis International Fund
DGF — Davis Global Fund
DRF — Davis Research Fund
DOF — Davis Opportunity Fund
DFF — Davis Financial Fund
DREF — Davis Real Estate Fund
DAIF — Davis Appreciation & Income Fund
DGMMF — Davis Government Money Market Fund
DGBF — Davis Government Bond Fund
DVP — Davis Value Portfolio
DFP — Davis Financial Portfolio
DREP — Davis Real Estate Portfolio

APPENDIX 1
OUTSTANDING SHARES

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares	Class R Shares
DNYVF	608,367,955.264	22,105,569.197	136,602,316.268	225,294,789.709	27,070,338.472
Total votes	18,226,703,939.71	632,440,334.73	3,940,976,824.33	6,828,685,076.08	811,298,044.01
DGF	3,727,631.656	259,243.522	927,468.766	1,758,037.666	N/A
Total votes	45,029,790.40	3,066,850.87	10,981,230.19	21,201,934.25	N/A
DIF	1,720,147.399	5,534.059	5,153.703	34,447.065	N/A
Total votes	14,432,036.68	46,043.37	42,878.81	289,699.82	N/A
DRF	2,529,654.301	199.045	120.695	N/A	N/A
Total votes	26,510,777.07	1,926.76	1,169.53	N/A	N/A
DOF	13,964,430.443	1,142,922.097	6,184,137.739	5,688,493.102	N/A
Total votes	266,301,688.55	18,561,054.86	105,748,755.34	111,778,889.45	N/A
DAIF	10,658,115.747	719,656.122	3,203,741.853	1,143,897.097	N/A
Total votes	260,058,024.23	17,343,712.54	78,459,637.98	28,036,917.85	N/A
DREF	10,993,875.076	278,183.871	1,349,539.662	803,644.033	N/A
Total votes	248,131,760.47	6,189,591.13	30,418,623.98	18,387,375.48	N/A
DGMMF	338,081,109.605	19,534,440.193	15,010,439.280	1,963,852.600	N/A
Total votes	338,081,109.61	19,534,440.19	15,010,439.28	1,963,852.60	N/A
DGBF	19,167,947.067	2,874,849.628	7,284,301.876	718,077.821	N/A
Total votes	108,682,259.87	16,242,900.40	41,301,991.64	4,100,224.36	N/A
DFF	15,515,282.531	458,765.705	2,679,303.761	622,269.939	N/A
Total votes	440,323,718.23	11,138,831.32	66,848,628.84	18,064,496.33	N/A
DVP	47,587,532.392	N/A	N/A	N/A	N/A
Total votes	495,862,087.52	N/A	N/A	N/A	N/A
DREP	3,065,447.017	N/A	N/A	N/A	N/A
Total votes	25,657,791.53	N/A	N/A	N/A	N/A
DFP	7,695,205.655	N/A	N/A	N/A	N/A
Total votes	75,797,775.70	N/A	N/A	N/A	N/A

APPENDIX 2
Shareholders owning over 5% of any Class
As of June 30, 2010

		Amount & Nature of
Fund /		Beneficial Ownership
Share	Name & Address of	(R: record or B:		Percent
Class	Beneficial Owner	Beneficial)		of Class
DNYVF / A	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	44,901,547.270	(R)	7.19%
DNYVF / A	NFS LLC Covington, KY	33,526,646.099	(R)	5.37%
DNYVF / A	Charles Schwab & Co. Inc. San Francisco, CA	32,570,580.543	(R)	5.22%
DNYVF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	6,477,394.734	(R)	27.04%
DNYVF / B	First Clearing LLC Saint Louis, MO	3,194,025.847	(R)	13.33%
DNYVF / B	Pershing LLC Jersey City, NJ	2,070,792.650	(R)	8.64%
DNYVF / B	Citigroup Global Markets New York, NY	1,752,337.128	(R)	7.31%
DNYVF / B	Morgan Stanley & Co. Jersey City, NJ	1,735,252.181	(R)	7.24%
DNYVF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	43,609,678.482	(R)	30.81%
DNYVF / C	First Clearing LLC Saint Louis, MO	17,048,798.118	(R)	12.05%
DNYVF / C	Citigroup Global Markets New York, NY	15,970,711.885	(R)	11.28%
DNYVF / C	UBS WM USA Jersey City, NJ	9,868,783.038	(R)	6.97%
DNYVF / C	Raymond James St. Petersburg, FL	8,042,502.184	(R)	5.68%
DNYVF / C	Pershing LLC Jersey City, NJ	7,916,716.297	(R)	5.59%
DNYVF / C	Morgan Stanley & Co. Jersey City, NJ	7,873,770.494	(R)	5.56%
DNYVF / Y	NFS LLC Covington, KY	40,558,046.101	(R)	17.60%
DNYVF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	35,272,189.525	(R)	15.31%
DNYVF / Y	Citigroup Global Markets New York, NY	30,712,759.989	(R)	13.33%
DNYVF / Y	First Clearing LLC Saint Louis, MO	22,095,099.2389	(R)	9.59%
DNYVF / R	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	3,112,155.968	(R)	11.27%
DNYVF / R	Hartford Life Insurance Co. Hartford, CT	3,078,704.757	(R)	11.15%
DNYVF / R	ING Life Insurance & Annuity Co. Windsor, CT	2,250,899.929	(R)	8.15%
DNYVF / R	Great-West Life & Annuity Insurance Co. Greenwood Village, CO	2,181,462.929	(R)	7.90%
DNYVF / R	Reliance Trust Co. Atlanta, GA	1,772,328.518	(R)	6.42%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DNYVF / R	Wells Fargo Bank — Fascorp Plans Greenwood Village, CO	1,468,951.173	(R)	5.32%
DRF / A	Davis Selected Advisers, L.P. Tucson, AZ	2,462,094.420	(B)	97.33%
DRF / B	Kenneth C. Eich Tucson, AZ	199.045	(B)	100.00%
DRF / C	Kenneth C. Eich Tucson, AZ	120.695	(B)	100.00%
DGBF / A	Christopher Davis New York, NY	4,235,870.168	(B)	24.88%
DGBF / A	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	2,840,310.763	(R)	16.69%
DGBF / A	Pershing LLC Jersey City, NJ	1,062,838.577	(R)	6.24%
DGBF / A	First Clearing LLC Saint Louis, MO	977,069.375	(R)	5.74%
DGBF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	792,142.948	(R)	28.32%
DGBF / B	First Clearing LLC Saint Louis, MO	376,971.558	(R)	13.47%
DGBF / B	Pershing LLC Jersey City, NJ	312,710.134	(R)	11.18%
DGBF / B	Citigroup Global Markets New York, NY	184,412.039	(R)	6.59%
DGBF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	2,697,545.142	(R)	38.27%
DGBF / C	First Clearing LLC Saint Louis, MO	840,401.623	(R)	11.92%
DGBF / C	Citigroup Global Markets New York, NY	596,569.832	(R)	8.46%
DGBF / C	UBS WM USA Jersey City, NJ	498,521.155	(R)	7.07%
DGBF / C	Pershing LLC Jersey City, NJ	398,021.242	(R)	5.65%
DGBF / C	Raymond James St. Petersburg, FL	368,299.450	(R)	5.23%
DGBF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	378,935.667	(R)	51.47%
DGBF / Y	LPL Financial San Diego, CA	152,218.171	(R)	20.68%
DGBF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	112,828.910	(R)	15.33%
DOF / A	First Clearing LLC Saint Louis, MO	1,147,230.098	(R)	7.95%
DOF / A	State Street Bank & Trust Co. FBO ADP MSDW Alliance Westwood, MA	1,099,996.560	(R)	7.62%
DOF / A	Hartford Life Insurance Co. Hartford, CT	864,934.231	(R)	5.99%
DOF / A	UBS WM USA Jersey City, NJ	754,876.862	(R)	5.23%
DOF / B	First Clearing LLC Saint Louis, MO	195,531.149	(R)	16.05%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DOF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	174,000.808	(R)	14.28%
DOF / B	Citigroup Global Markets New York, NY	122,953.156	(R)	10.09%
DOF / B	Pershing LLC Jersey City, NJ	101,507.178	(R)	8.33%
DOF / B	Morgan Stanley & Co. Jersey City, NJ	71,434.184	(R)	5.86%
DOF / C	Citigroup Global Markets New York, NY	1,390,118.342	(R)	21.39%
DOF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	1,356,720.116	(R)	20.87%
DOF / C	First Clearing LLC Saint Louis, MO	901,885.916	(R)	13.88%
DOF / C	Raymond James St. Petersburg, FL	461,670.644	(R)	7.10%
DOF / C	UBS WM USA Jersey City, NJ	357,476.371	(R)	5.50%
DOF / C	Morgan Stanley & Co. Jersey City, NJ	355,457.451	(R)	5.47%
DOF / C	Pershing LLC Jersey City, NJ	351,959.842	(R)	5.42%
DOF / Y	LPL Financial San Diego, CA	2,824,378.429	(R)	52.57%
DOF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	636,668.824	(R)	11.85%
DOF / Y	First Clearing LLC Saint Louis, MO	348,287.992	(R)	6.48%
DOF / Y	Citigroup Global Markets New York, NY	292,344.530	(R)	5.44%
DGMMF / A	Davis Selected Advisers, L.P. Tucson, AZ	72,539,281.900	(B)	22.55%
DGMMF / A	Capital Ideas, Inc. Wilson, WY	68,988,336.730	(B)	21.44%
DGMMF / A	Davis Selected Advisers — NY, Inc. Tucson, AZ	42,028,968.300	(B)	13.06%
DGMMF / A	Davis Distributors LLC Tucson, AZ	36,017,313.120	(B)	11.19%
DGMMF / B	First Clearing LLC Saint Louis, MO	3,391,925.430	(R)	16.65%
DGMMF / B	Morgan Stanley & Co. Jersey City, NJ	2,308,784.294	(R)	11.33%
DGMMF / B	Pershing LLC Jersey City, NJ	1,870,814.611	(R)	9.18%
DGMMF / B	Citigroup Global Markets New York, NY	1,114,485.890	(R)	5.47%
DGMMF / C	First Clearing LLC Saint Louis, MO	2,403,338.600	(R)	15.64%
DGMMF / C	Citigroup Global Markets New York, NY	1,770,107.450	(R)	11.52%
DGMMF / C	Morgan Stanley & Co. Jersey City, NJ	1,544,513.250	(R)	10.05%
DGMMF / C	Pershing LLC Jersey City, NJ	1,041,384.840	(R)	6.78%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DGMMF / C	UBS WM USA Jersey City, NJ	768,748.850	(R)	5.00%
DGMMF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	1,778,135.890	(R)	95.46%
DFF / A	Shelby Cullom Davis & Co. New York, NY	3,081,819.628	(B)	19.19%
DFF / A	Pershing LLC Jersey City, NJ	895,115.729	(R)	5.57%
DFF / A	First Clearing LLC Saint Louis, MO	871,012.433	(R)	5.42%
DFF / B	First Clearing LLC Saint Louis, MO	83,489.461	(R)	16.54%
DFF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	71,333.687	(R)	14.13%
DFF / B	Pershing LLC Jersey City, NJ	51,372.641	(R)	10.18%
DFF / B	Citigroup Global Markets New York, NY	44,581.940	(R)	8.83%
DFF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	622,588.999	(R)	22.62%
DFF / C	Citigroup Global Markets New York, NY	341,600.385	(R)	12.41%
DFF / C	Pershing LLC Jersey City, NJ	258,228.339	(R)	9.38%
DFF / C	First Clearing LLC Saint Louis, MO	257,276.052	(R)	9.35%
DFF / C	UBS WM USA Jersey City, NJ	226,170.918	(R)	8.22%
DFF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	192,992.021	(R)	29.62%
DFF / Y	First Clearing LLC Saint Louis, MO	148,443.569	(R)	22.79%
DFF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	110,361.281	(R)	16.94%
DFF / Y	Pershing LLC Jersey City, NJ	57,899.127	(R)	8.89%
DAIF / A	Shelby Cullom Davis & Co. New York, NY	1,130,266.221	(B)	10.31%
DAIF / A	Strafe & Co. — FBO Shelby Cullom Davis & Co. Newark, DE	824,500.000	(B)	7.52%
DAIF / A	Charles Schwab & Co. Inc. San Francisco, CA	793,416.100	(R)	7.23%
DAIF / A	Pershing LLC Jersey City, NJ	717,504.141	(R)	6.54%
DAIF / A	First Clearing LLC Saint Louis, MO	638,044.588	(R)	5.82%
DAIF / A	UBS WM USA Jersey City, NJ	562,180.066	(R)	5.13%
DAIF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	118,166.849	(R)	15.62%
DAIF / B	First Clearing LLC Saint Louis, MO	108,127.013	(R)	14.30%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DAIF / B	Pershing LLC Jersey City, NJ	95,716.213	(R)	12.66%
DAIF / B	Citigroup Global Markets New York, NY	71,296.695	(R)	9.43%
DAIF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	803,553.882	(R)	23.97%
DAIF / C	Citigroup Global Markets New York, NY	494,577.229	(R)	14.76%
DAIF / C	Morgan Stanley & Co. Jersey City, NJ	366,079.004	(R)	10.92%
DAIF / C	First Clearing LLC Saint Louis, MO	340,632.194	(R)	10.16%
DAIF / C	Raymond James St. Petersburg, FL	236,459.373	(R)	7.05%
DAIF / C	UBS WM USA Jersey City, NJ	215,000.295	(R)	6.41%
DAIF / C	Pershing LLC Jersey City, NJ	184,267.736	(R)	5.50%
DAIF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	297,258.893	(R)	24.56%
DAIF / Y	Citigroup Global Markets New York, NY	252,568.725	(R)	20.87%
DAIF / Y	First Clearing LLC Saint Louis, MO	201,700.486	(R)	16.67%
DAIF / Y	Raymond James St. Petersburg, FL	134,802.307	(R)	11.14%
DAIF / Y	Mitra & Co. Milwaukee, WI	82,837.847	(R)	6.84%
DAIF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	70,066.242	(R)	5.79%
DREF / A	Morgan Stanley & Co. Jersey City, NJ	2,650,731.387	(R)	23.62%
DREF / A	Charles Schwab & Co. Inc. San Francisco, CA	863,626.670	(R)	7.70%
DREF / A	Christopher Davis New York, NY	778,052.761	(B)	6.93%
DREF / A	Pershing LLC Jersey City, NJ	632,923.377	(R)	5.64%
DREF / B	Pershing LLC Jersey City, NJ	39,096.188	(R)	13.37%
DREF / B	Morgan Stanley & Co. Jersey City, NJ	25,733.335	(R)	8.80%
DREF / B	First Clearing LLC Saint Louis, MO	17,731.720	(R)	6.06%
DREF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	16,239.800	(R)	5.55%
DREF / B	Citigroup Global Markets New York, NY	15,164.112	(R)	5.19%
DREF / C	Raymond James St. Petersburg, FL	241,235.058	(R)	17.33%
DREF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	208,272.559	(R)	14.97%
DREF / C	First Clearing LLC Saint Louis, MO	198,451.196	(R)	14.26%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DREF / C	Pershing LLC Jersey City, NJ	134,523.493	(R)	9.67%
DREF / C	Morgan Stanley & Co. Jersey City, NJ	122,172.065	(R)	8.78%
DREF / C	Citigroup Global Markets New York, NY	83,887.204	(R)	6.03%
DREF / Y	Armand Hammer United World College Montezuma, NM	186,983.574	(B)	23.07%
DREF / Y	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	148,423.762	(R)	18.31%
DREF / Y	State Street Bank &Trust Co. FBO ADP Access Boston, MA	132,797.392	(R)	16.38%
DREF / Y	First Clearing LLC Saint Louis, MO	114,124.823	(R)	14.08%
DREF / Y	Raymond James St. Petersburg, FL	113,916.429	(R)	14.05%
DREF / Y	Citigroup Global Markets New York, NY	43,960.686	(R)	5.42%
DVP	Merrill Lynch Life Insurance Co. Retirement Plus IA Cedar Rapids, IA	9,541,322.395	(R)	20.80%
DVP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 256 Bethlehem, PA	6,159,241.660	(R)	13.43%
DVP	Alliance Life Insurance Co. of North America Minneapolis, MN	6,106,958.444	(R)	13.31%
DVP	Merrill Lynch Life Insurance Co. IVC — Investor Services Cedar Rapids, IA	5,297,047.586	(R)	11.55%
DVP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 4RL Bethlehem, PA	5,170,737.939	(R)	11.27%
DVP	Pruco Life Insurance Co. of Arizona Newark, NJ	2,991,542.214	(R)	6.52%
DREP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 251 Bethlehem, PA	1,077,142.354	(R)	34.92%
DREP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 252 Bethlehem, PA	712,901.564	(R)	23.11%
DREP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 4RL Bethlehem, PA	465,686.619	(R)	15.10%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DREP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 256 Bethlehem, PA	439,098.812	(R)	14.24%
DREP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 458 Bethlehem, PA	164,075.782	(R)	5.32%
DFP	Alliance Life Insurance Co. of North America Minneapolis, MN	6,777,908.524	(R)	85.27%
DFP	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 251 Bethlehem, PA	426,905.837	(R)	5.37%
DGF / A	Davis Selected Advisers, L.P. Tucson, AZ	1,241,198.860	(B)	33.04%
DGF / A	UBS WM USA Jersey City, NJ	302,926.118	(R)	8.06%
DGF / A	First Clearing LLC Saint Louis, MO	217,790.885	(R)	5.80%
DGF / B	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	34,476.018	(R)	13.15%
DGF / B	Pershing LLC Jersey City, NJ	22,509.089	(R)	8.59%
DGF / B	First Clearing LLC Saint Louis, MO	22,274.752	(R)	8.50%
DGF / C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	176,081.659	(R)	19.14%
DGF / C	First Clearing LLC Saint Louis, MO	103,921.759	(R)	11.30%
DGF / C	UBS WM USA Jersey City, NJ	90,624.450	(R)	9.85%
DGF / C	Wells Fargo Investments, LLC Minneapolis, MN	75,072.237	(R)	8.16%
DGF / C	Raymond James St. Petersburg, FL	62,393.020	(R)	6.78%
DGF / C	Citigroup Global Markets, Inc. New York, NY	51,225.806	(R)	5.57%
DGF / Y	State Street Bank & Trust Co. FBO Novant Health Inc. Winston Salem, NC	1,459,808.720	(B)	83.34%
DGF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	199,499.708	(R)	11.39%
DIF / A	Davis Selected Advisers, L.P. Tucson, AZ	1,613,943.693	(B)	94.54%
DIF / B	State Street Bank & Trust Co. Cust. for John G. Churillo Wheaton, IL	2,307.849	(B)	39.64%
DIF / B	Raymond James St. Petersburg, FL	1,808.061	(B)	31.05%
DIF / B	State Street Bank & Trust Co. Cust. for Kevin Fleckenstein Augusta, MI	600.962	(B)	10.32%

Fund /
Share	Name & Address of	Amount & Nature of		Percent
Class	Beneficial Owner	Beneficial Ownership		of Class
DIF / B	State Street Bank & Trust Co. Cust. for David G. Hoyt Saint Louis, MO	396.825	(B)	6.82%
DIF / C	Pershing LLC Jersey City, NJ	2,766.615	(R)	57.74%
DIF / C	Joseph N. Leboeuf III Manhattan, KS	662.938	(B)	13.83%
DIF / C	NFS LLC Cust. for Grace Morgan Bahr Broadview Heights, OH	505.747	(B)	10.55%
DIF / C	State Street Bank & Trust Co. Cust. for Alan L. Ruff Elkhorn, NE	304.507	(B)	6.35%
DIF / C	State Street Bank & Trust Co. Cust. for Sharon R. Ruff Elkhorn, NE	299.760	(B)	6.26%
DIF / C	Kenneth C. Eich Tucson, AZ	252.254	(B)	5.26%
DIF / Y	State Street Bank & Trust Co. FBO ADP Access Boston, MA	25,798.541	(B)	82.46%
DIF / Y	Pershing LLC Jersey City, NJ	3,114.059	(R)	9.95%

APPENDIX 3
Directors and Officers Ownership as a Group†
As of June 30, 2010

Fund	Class A	Class B	Class C	Class Y	Class R
DNYVF	*	—	—	*	—
DGF	10%	—	—	*	N/A
DIF	2%	4%	5%	3%	N/A
DRF	2%	100%	100%	N/A	N/A
DOF	3%	—	—	*	N/A
DAIF	2%	—	—	*	N/A
DREF	11%	—	—	3%	N/A
DGMMF	4%	—	—	*	N/A
DGBF	25%	—	—	1%	N/A
DFF	6%	—	—	3%	N/A
DVP	—	N/A	N/A	N/A	N/A
DREP	—	N/A	N/A	N/A	N/A
DFP	—	N/A	N/A	N/A	N/A

*	Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated class of shares.

†	This percentage does not include investments controlled indirectly, including holdings by the Adviser.

Director Holdings
As of June 30, 2010

Name of Director	DNYVF	DIF	DGF	DRF	DOF	DAIF	DREF	DGMMF	DGBF	DFF	DVP	DREP	DFP	Agg.
Independent Directors
Marc Blum	D	A	C	B	D	D	D	D	D	D	E	E	E	D
John Gates	D	E	E	E	D	E	E	E	E	E	E	E	E	D
Thomas Gayner	D	A	A	A	D	E	B	E	E	D	E	E	E	D
G. Bernard Hamilton	D	B	C	E	D	C	A	A	E	D	E	E	E	D
Samuel Iapalucci	D	E	E	E	E	D	E	E	E	E	E	E	E	D
Robert Morgenthau	D	E	D	E	C	C	E	E	D	C	E	E	E	D
Christian Sonne	D	E	B	C	D	B	C	A	E	B	E	E	E	D
Marsha Williams	C	E	E	E	E	E	E	D	E	E	E	E	E	D
Directors who are “Interested Persons”
Andrew Davis	D	E	E	E	B	D	D	B	E	D	E	E	E	D
Christopher Davis	D	C	D	E	D	D	D	E	D	D	E	E	E	D
A — $1-$10,000 B — $10,001 — $50,000 C — $50,001 — $100,000 D — Over $100,001 E — none
Agg — Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Directors in Family of Investment Companies

APPENDIX 4
DIRECTOR COMPENSATION‡
By Registrant and Fund

				Thomas
		Marc	John	Gayner,	G. Bernard	Samuel	Robert	Christian	Marsha
		Blum	Gates	Chairman	Hamilton	Iapalucci	Morgenthau	Sonne	Williams
Fund (FYE)	Davis New York Venture Fund, Inc.
DNYVF (7/31)	Aggregate compensation§ during the most recent fiscal year	75,632	75,632	75,632	75,632	75,632	75,632	75,632	71,646
DGF (10/31)	Aggregate compensation during the most recent fiscal year	141	141	141	141	141	141	141	145
DRF (7/31)	Aggregate compensation during the most recent fiscal year	62	62	62	62	62	62	62	59
DIF (10/31)	Aggregate compensation during the most recent fiscal year	28	28	28	28	28	28	28	29
	Total compensation from DNYVF, Inc. paid to Directors	75,863	75,863	75,863	75,863	75,863	75,863	75,863	71,879
	Davis Series, Inc.
DOF (12/31)	Aggregate compensation during the most recent fiscal year	7,237	7,237	7,237	7,237	7,237	7,237	7,237	6,817
DFF (12/31)	Aggregate compensation during the most recent fiscal year	8,965	8,965	8,965	8,965	8,965	8,965	8,965	8,431

‡	Neither interested director receives any compensation from Davis Funds.

§	Including voluntarily deferred compensation, if any.

				Thomas
		Marc	John	Gayner,	G. Bernard	Samuel	Robert	Christian	Marsha
		Blum	Gates	Chairman	Hamilton	Iapalucci	Morgenthau	Sonne	Williams
DREF (12/31)	Aggregate compensation during the most recent fiscal year	3,673	3,673	3,673	3,673	3,673	3,673	3,673	3,455
DAIF (12/31)	Aggregate compensation during the most recent fiscal year	5,944	5,944	5,944	5,944	5,944	5,944	5,944	5,628
DGBF (12/31)	Aggregate compensation during the most recent fiscal year	2,627	2,627	2,627	2,627	2,627	2,627	2,627	2,513
DGMMF (12/31)	Aggregate compensation during the most recent fiscal year	5,354	5,354	5,354	5,354	5,354	5,354	5,354	5,126
	Total compensation from Davis Series, Inc. paid to Directors	33,800	33,800	33,800	33,800	33,800	33,800	33,800	31,970
	Davis Variable Account Fund, Inc.
DVP(12/31)	Aggregate compensation during the most recent fiscal year	12,648	12,648	12,648	12,648	12,648	12,648	12,648	11,970
DFP(12/31)	Aggregate compensation during the most recent fiscal year	2,378	2,378	2,378	2,378	2,378	2,378	2,378	2,265
DREP(12/31)	Aggregate compensation during the most recent fiscal year	574	574	574	574	574	574	574	545
	Total compensation from DVAF, Inc. paid to Directors	15,600	15,600	15,600	15,600	15,600	15,600	15,600	14,780
	Total Compensation Paid by all Davis Funds	125,263	125,263	125,263	125,263	125,263	125,263	125,263	118,629

The Davis Funds have adopted a retirement policy under which after formal retirement a Director may serve an additional two years in emeritus status, attend board functions, and receive up to one-half the current compensation of Directors. Under the emeritus policy a Director will only receive one-half the current compensation if they attend at least half of the annual board meetings. This amount is reduced by 30% of the current Directors compensation if the attendance is more limited.

APPENDIX 5
Officers of the Davis Funds, the Adviser, and the Sub-Adviser
Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds and Selected Funds; President, Davis Selected Advisers, L.P., and also serves as an executive officer of the Sub-Adviser and certain companies affiliated with the Adviser.
Christopher Davis (born 07/13/65, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chairman, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with the Adviser.
Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Sandra Duran** (born 06/2/70). Vice President and Information Technology Manager of the Adviser and of Davis Investments, LLC.
Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of the Adviser, Sub-Adviser and Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with the Adviser.
Anthony Frazia** (born 10/25/60). Co-Chief Compliance Officer of Davis Selected Advisers, L.P. and for companies affiliated with the Adviser. Chief Compliance Officer of Davis Distributors, LLC.
Douglas Haines (born 03/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of the Adviser and Davis Investments, LLC.
Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President and Chief Compliance Officer of the Adviser, Sub-Adviser and Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with the Adviser.
Creston A. King (born 04/19/63, Davis Funds officer since 2000). President of Davis Government Bond Fund and Davis Government Money Market Fund. Also serves as an officer for other companies affiliated with the Adviser.
Thomas D. Tays (born 03/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with the Adviser.
Gary Tyc** (born 05/27/56). Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with the Adviser.
Russell O. Wiese** (born 05/18/66). Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with the Adviser.

**	Does not serve as an officer of Davis Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2010
     The Proxy Statement is available on the Internet at www.davisfunds.com. Copies of the relevant Davis Fund’s Annual Report for the fiscal year ended (July 31: Davis New York Venture Fund and Davis Research Fund; October 31: Davis Global Fund and Davis International Fund; and December 31: Davis Value Portfolio, Davis Real Estate Portfolio, Davis Financial Portfolio, Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Money Market Fund and Davis Government Bond Fund) and the relevant Davis Fund’s Semi-Annual Report were previously mailed to shareholders and are available upon request, without charge, by writing to: Davis Funds, 2949 E. Elvira Rd. Suite 101, Tucson, Arizona, 85756, Attention: Literature Fulfillment, or by calling 1-800-279-0279. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Your Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your Proxy Statement and have it at hand.
2. Call toll-free 1-866-298-8476 or go to website: www.proxy-direct.com
3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Voting Instruction Card when you vote by phone or Internet.
Please detach at perforation before mailing.

DAVIS VARIABLE ACCOUNT FUND, INC.	VOTING INSTRUCTION CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS
MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2010
INSURANCE COMPANY DROP-IN
The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the above-named fund (the “Fund”) on how to vote shares of the Fund held by the separate account at the meeting of shareholders and at any adjournments or postponements thereof (the “Meeting”) to be held at 3601 E. Britannia Dr., Tucson, AZ 85706, on November 18, 2010, at 8:00 a.m., Local time.
The undersigned contract owner instructs the Company to vote, at the Meeting, all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed on the reverse side. The undersigned acknowledges receipt of the Fund’s Notice of Joint Meeting of Shareholders and Joint Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: The undersigned authorizes the Proxy to vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxy. This voting instruction card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add title(s) such as. Joint owners must each sign.

Signature

Signature (Joint Owners)

Date	21715VI_082310C

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Important Notice Regarding the Availability of Proxy Materials for the Davis Funds
Meeting of Shareholders to Be Held on November 18, 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/das21715
Please detach at perforation before mailing.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.
1.	To elect ten members to each of the Board of Directors to represents the interests of the holders of shares of the Davis Funds until the election and qualification of their successors.

Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Marc Blum	02. John Gates	03. Thomas Gayner
04. G. Bernard Hamilton	05. Samuel Iapalucci	06. Robert Morgenthau	☐	☐	☐
07. Christian Sonne	08. Marsha Williams	09. Andrew Davis
10. Christopher Davis

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE
21715VI_082310C

PLEASE VOTE, SIGN, AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Your Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your Proxy Statement and have it at hand.
2. Call toll-free 1-800-337-3503 or go to website: www.proxy-direct.com
3. Enter the 14 digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

DAVIS NEW YORK VENTURE FUND, INC.	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS
MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2010
The undersigned hereby instructs Thomas Tays and Sharra Haynes (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the meeting of shareholders (the “Shareholder Meeting”) of Davis New York Venture Fund, Inc. (a Registered Investment Company including Davis New York Venture Fund, Davis Global Fund, Davis International Fund and Davis Research Fund), (collectively the “Davis Funds”) to be held at: 3601 E. Britannia Dr., Tucson, AZ 85706, on November 18, 2010, at 8:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Card as soon as possible. Your vote is important regardless of the number of shares you own. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder(s), however if the Proxy Card is signed but not properly marked the proxy will be voted “FOR ALL” directors in Proposal 1, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the meeting of shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: The undersigned authorizes the Proxy(ies) to vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxy(ies). This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add title(s) such as. Joint owners must each sign.

Signature

Signature (Joint Owners)

Date	21715_082310A
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

PLEASE VOTE, SIGN, AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Your Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your Proxy Statement and have it at hand.
2. Call toll-free 1-800-337-3503 or go to website: www.proxy-direct.com
3. Enter the 14 digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

DAVIS SERIES, INC.	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS
MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2010
The undersigned hereby instructs Thomas Tays and Sharra Haynes (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the meeting of shareholders (the “Shareholder Meeting”) of Davis Series, Inc. (a Registered Investment Company including Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation and Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund), (collectively the “Davis Funds”) to be held at: 3601 E. Britannia Dr., Tucson, AZ 85706, on November 18, 2010, at 8:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Card as soon as possible. Your vote is important regardless of the number of shares you own. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder(s), however if the Proxy Card is signed but not properly marked the proxy will be voted “FOR ALL” directors in Proposal 1, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the meeting of shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: The undersigned authorizes the Proxy(ies) to vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxy(ies). This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add title(s) such as. Joint owners must each sign.

Signature

Signature (Joint Owners)

Date	21715_082310B
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

PLEASE VOTE, SIGN, AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Your Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your Proxy Statement and have it at hand.
2. Call toll-free 1-800-337-3503 or go to website: www.proxy-direct.com
3. Enter the 14 digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

DAVIS VARIABLE ACCOUNT FUND, INC.	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS
MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2010
The undersigned hereby instructs Thomas Tays and Sharra Haynes (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the meeting of shareholders (the “Shareholder Meeting”) of Davis Variable Account Fund, Inc. (a Registered Investment Company including Davis Value Portfolio, Davis Financial Portfolio, Davis Real Estate Portfolio), (collectively the “Davis Funds”) to be held at: 3601 E. Britannia Dr., Tucson, AZ 85706, on November 18, 2010, at 8:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Card as soon as possible. Your vote is important regardless of the number of shares you own. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder(s), however if the Proxy Card is signed but not properly marked the proxy will be voted “FOR ALL” directors in Proposal 1, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the meeting of shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: The undersigned authorizes the Proxy(ies) to vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxy(ies). This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add title(s) such as. Joint owners must each sign.

Signature

Signature (Joint Owners)

Date	21715_082310C
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

PLEASE VOTE, SIGN, AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE
Important Notice Regarding the Availability of Proxy Materials for the Davis Funds
Meeting of Shareholders to Be Held on November 18, 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/das21715
Please detach at perforation before mailing.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:   ■
1.	To elect ten members to each of the Board of Directors to represent the interests of the holders of shares of the Davis Funds until the election and qualification of their successors.

Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Marc Blum	02. John Gates	03. Thomas Gayner
04. G. Bernard Hamilton	05. Samuel Iapalucci	06. Robert Morgenthau	☐	☐	☐
07. Christian Sonne	08. Marsha Williams	09. Andrew Davis
10. Christopher Davis

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
21715_082310A-C

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 18, 2010.

DAVIS FUNDS

Meeting Information
Meeting Type:     Special
For holders as of:   September 2, 2010
Date:   November 18, 2010   Time:   8:00 a.m., MST

Location:	3601 E. Britannia Dr. Tucson, AZ 85706

You are receiving this communication because you hold shares in the above named fund.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—     Before You     —
Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT                                                                                                      (located on
How to View Online:
Have the information that is printed in the box marked by the arrow →    XXXX XXXX XXXX
the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →    XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 5, 2010 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends that
you vote FOR the following:

1.	To elect ten members to each of the Board of Directors to represent the interests of the holders of shares of the Davis Funds until the election and qualification of their successors.

01.	Marc Blum	06.	Robert Morgenthau
02.	John Gates	07.	Christian Sonne
03.	Thomas Gayner	08.	Marsha Williams
04.	G. Bernard Hamilton	09.	Andrew Davis
05.	Samuel Iapalucci	10.	Christopher Davis
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions